UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 13, 2025

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INTEGER HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	1-16137	16-1531026
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5830 Granite Parkway, Suite 1150

Plano, Texas 75024

(Address of Principal Executive Offices) (Zip Code)

(214) 618-5243

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ITGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On March 13, 2025, Integer Holdings Corporation (the “Company”) announced the pricing and upsizing of its previously announced offering of Convertible Senior Notes due 2030 (the “Notes”) in an aggregate principal amount of $875.0 million (the “Convertible Senior Notes Offering”), in a private offering that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Notes will be sold only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act. The Company also granted the initial purchasers of the Notes the option to purchase additional Notes in an aggregate principal amount of up to $125.0 million. In connection with the pricing of the Notes, the Company entered into privately negotiated capped call transactions with certain of the initial purchasers of the Notes or their affiliates and certain other financial institutions. Furthermore, in connection with the pricing of the Notes, the Company entered into separate, privately negotiated transactions, with a limited number of holders of its outstanding 2.125% Convertible Senior Notes due 2028 (the “Existing Convertible Notes”) to exchange approximately $383.7 million in aggregate principal amount of its Existing Convertible Notes for approximately $384.4 million in cash and approximately 1.6 million shares of the Company’s common stock (the “exchanges”), to be issued in a private placement exempt from registration in reliance on Section 4(a)(2) of the Securities Act. In connection with the exchanges, the Company entered into agreements to terminate a portion of the existing option transactions entered into in connection with the issuance of the Existing Convertible Notes, in a notional amount corresponding to the amount of the Existing Convertible Notes exchanged.  Such termination will be settled through the delivery of the Company’s common stock by the existing option counterparties to the Company.  The issuance and sale of the Notes and the exchanges are scheduled to settle on March 18, 2025.

A copy of the press release announcing the pricing and upsizing of the Notes is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This report does not constitute an offer to sell, or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. This report does not constitute an offer to exchange the Existing Convertible Notes.

Forward-Looking Statements

Some of the statements contained in this report are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby under the Private Securities Litigation Reform Act of 1995. The Company has based these forward-looking statements on its current expectations, and these statements are subject to known and unknown risks, uncertainties and assumptions. Forward-looking statements include, but are not limited to, statements relating to the Convertible Senior Notes Offering, the capped call transactions, the exchanges and the termination of existing option transactions.

You can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “forecast,” “outlook,” “assume,” “potential” or “continue” or variations or the negative counterparts of these terms or other comparable terminology. These statements are only predictions and are no guarantee of future performance, and investors should not place undue reliance on forward-looking statements as predictive of future results. Actual events or results may differ materially from those stated or implied by these forward-looking statements. In evaluating these statements and the Company’s prospects, you should carefully consider the factors set forth below. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these cautionary factors. The Company disclaims any obligation to publicly update or revise the forward-looking statements made in this report as a result of new information, future events or otherwise, except as required by law.

While it is not possible to create a comprehensive list of all factors that may cause actual results to differ from results expressed or implied by such forward-looking statements or that may affect the Company’s future results, some of these factors and other risks and uncertainties that arise from time to time are described in Item 1A “Risk Factors” of the Company’s Annual Report on Form 10-K and in its other periodic filings with the SEC and include the following:

  operational risks, such as the Company’s dependence upon a limited number of customers; pricing pressures and contractual pricing restraints the Company faces from customers; its reliance on third-party suppliers for raw materials, key products and subcomponents; interruptions in its manufacturing operations; its ability to attract, train and retain a sufficient number of qualified associates to maintain and grow its business; the potential for harm to its reputation and competitive advantage caused by quality problems related to its products; its dependence upon its information technology systems and its ability to prevent cyber-attacks and other failures; global climate change and the emphasis on environmental, social and governance matters by various stakeholders; its dependence upon its senior management team and key technical personnel; and consolidation in the healthcare industry resulting in greater competition;

  strategic risks, such as the intense competition the Company faces and its ability to successfully market its products; its ability to respond to changes in technology; its ability to develop new products and expand into new geographic and product markets; and its ability to successfully identify, make and integrate acquisitions to expand and develop its business in accordance with expectations;

  financial and indebtedness risks, such as the Company’s ability to accurately forecast future performance based on operating results that often fluctuate; its significant amount of outstanding indebtedness and its ability to remain in compliance with financial and other covenants under the credit agreement governing its senior secured credit facilities;

  economic and credit market uncertainties that could interrupt the Company’s access to capital markets, borrowings or financial transactions; the conditional conversion feature of the Existing Convertible Notes or the Notes adversely impacting its liquidity; the conversion of the Existing Convertible Notes or the Notes diluting ownership interests of existing holders of the Company’s common stock; the counterparty risk associated with the capped call transactions and the existing option transactions; the financial and market risks related to its international operations and sales; its complex international tax profile; and its ability to realize the full value of its intangible assets;

  legal and compliance risks, such as regulatory issues resulting from product complaints, recalls or regulatory audits; the potential of becoming subject to product liability or intellectual property claims; the Company’s ability to protect its intellectual property and proprietary rights; its ability to comply with customer-driven policies and third-party standards or certification requirements; its ability to obtain and/or retain necessary licenses from third parties for new technologies; its ability and the cost to comply with environmental regulations; legal and regulatory risks from its international operations; the fact that the healthcare industry is highly regulated and subject to various regulatory changes; and its business being indirectly subject to healthcare industry cost containment measures that could result in reduced sales of its products.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release, dated March 13, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGER HOLDINGS CORPORATION

Date: March 14, 2025	By:	/s/ Diron Smith
Diron Smith
Executive Vice President and Chief Financial Officer